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                                                                    EXHIBIT 99.1


JOINT FILING STATEMENT


         Each of the undersigned agrees that (i) the statement on Schedule 13D relating to the Common Stock, par value $.01 per share, of Globix Corporation has been adopted and filed on behalf of each of them, (ii) all future amendments to such statement on Schedule 13D will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them, and
(iii) the provisions of Rule 13d-1(k)(1) under the Securities Exchange Act of 1934 apply to each of them. This agreement may be terminated with respect to the obligations to jointly file future amendments to such statement on Schedule 13D as to any of the undersigned upon such person giving written notice thereof to each of the other persons signatory hereto, at the principal office thereof.


December 10, 1999                                              *
                                             -----------------------------------
                                             Name:     Thomas O. Hicks

                                             * By:   /s/ David W. Knickel
                                                  ------------------------------
                                               Name:   David W. Knickel
                                                       Attorney-in-Fact


                                             HM4 GLOBIX QUALIFIED FUND, LLC


                                             By:     /s/ David W. Knickel
                                                --------------------------------
                                             Name:     David W. Knickel
                                             Title:    Vice President


                                             HMTF EQUITY FUND IV (1999), L.P.

                                             By:  HM4/GP (1999) Partners, L.P.,
                                                  its General Partner

                                             By:  Hicks, Muse GP (1999) Partners
                                                  IV, L.P., its General Partner

                                             By:  Hicks, Muse (1999) Fund IV,
                                                  LLC, its General Partner


                                             By:     /s/ David W. Knickel
                                                --------------------------------
                                             Name:      David W. Knickel
                                             Title:     Vice President


                                             HM4 GLOBIX PRIVATE FUND, LLC


                                             By:     /s/ David W. Knickel
                                                --------------------------------
                                             Name:     David W. Knickel
                                             Title:    Vice President


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                                             HMTF PRIVATE EQUITY FUND IV (1999),
                                             L.P.

                                             By:  HM4/GP (1999) Partners, L.P.,
                                                  its General Partner

                                             By:  Hicks, Muse GP (1999) Partners
                                                  IV, L.P., its General Partner

                                             By:  Hicks, Muse (1999) Fund IV,
                                                  LLC, its General Partner


                                             By:     /s/ David W. Knickel
                                                --------------------------------
                                             Name:     David W. Knickel
                                             Title:    Vice President


                                             HM4/GP (1999) PARTNERS, L.P.

                                             By:  Hicks, Muse GP (1999) Partners
                                                  IV, L.P., its General Partner

                                             By:  Hicks, Muse (1999) Fund IV,
                                                  LLC, its General Partner


                                             By:     /s/ David W. Knickel
                                                --------------------------------
                                             Name:     David W. Knickel
                                             Title:    Vice President


                                             HM 4-EQ GLOBIX COINVESTORS, LLC


                                             By:     /s/ David W. Knickel
                                                --------------------------------
                                             Name:     David W. Knickel
                                             Title:    Vice President


                                             HM 4-EQ (1999) COINVESTORS, L.P.

                                             By:  Hicks, Muse GP (1999) Partners
                                                  IV, L.P., its General Partner

                                             By:  Hicks, Muse (1999) Fund IV,
                                                  LLC, its General Partner


                                             By:     /s/ David W. Knickel
                                                --------------------------------
                                             Name:     David W. Knickel
                                             Title:    Vice President




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                                             HM 4-SBS GLOBIX COINVESTORS, LLC


                                             By:     /s/ David W. Knickel
                                                --------------------------------
                                             Name:     David W. Knickel
                                             Title:    Vice President


                                             HM 4-SBS (1999) COINVESTORS, L.P.

                                             By:  Hicks, Muse GP (1999) Partners
                                                  IV, L.P., its General Partner

                                             By:  Hicks, Muse (1999) Fund IV,
                                                  LLC, its General Partner


                                             By:     /s/ David W. Knickel
                                                --------------------------------
                                             Name:     David W. Knickel
                                             Title:    Vice President


                                             HICKS, MUSE GP (1999) PARTNERS IV,
                                             L.P.

                                             By:  Hicks, Muse (1999) Fund IV,
                                                  LLC, its General Partner


                                             By:     /s/ David W. Knickel
                                                --------------------------------
                                             Name:     David W. Knickel
                                             Title:    Vice President


                                             HICKS, MUSE (1999) FUND IV, LLC


                                             By:     /s/ David W. Knickel
                                                --------------------------------
                                             Name:   David W. Knickel
                                             Title:  Vice President


                                             HM PG-IV GLOBIX, LLC


                                             By:     /s/ David W. Knickel
                                                --------------------------------
                                             Name:     David W. Knickel
                                             Title:    Vice President



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                                            HICKS, MUSE PG-IV (1999), C.V.

                                            By:  HM Equity Fund IV/GP Partners
                                                 (1999), C.V., its General
                                                 Partner

                                            By:  HM GP Partners IV Cayman, L.P.,
                                                 its General Partner

                                            By:  HM Fund IV Cayman LLC, its
                                                 General Partner


                                            By:      /s/ David W. Knickel
                                               ---------------------------------
                                            Name:      David W. Knickel
                                            Title:     Vice President


                                            HM EQUITY FUND IV/GP PARTNERS
                                            (1999), C.V.

                                            By:  HM GP Partners IV Cayman, L.P.,
                                                 its General Partner

                                            By:  HM Fund IV Cayman LLC, its
                                                 General Partner


                                            By:      /s/ David W. Knickel
                                               ---------------------------------
                                            Name:      David W. Knickel
                                            Title:     Vice President


                                            HM GP PARTNERS IV CAYMAN, L.P.

                                            By:  HM Fund IV Cayman LLC, its
                                                 General Partner


                                            By:      /s/ David W. Knickel
                                               ---------------------------------
                                            Name:      David W. Knickel
                                            Title:     Vice President


                                            HM FUND IV CAYMAN LLC


                                            By:      /s/ David W. Knickel
                                               ---------------------------------
                                            Name:      David W. Knickel
                                            Title:     Vice President


                                            HMTF BRIDGE GLOBIX, LLC


                                            By:      /s/ David W. Knickel
                                               ---------------------------------
                                            Name:      David W. Knickel
                                            Title:     Vice President



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                                            HMTF BRIDGE PARTNERS, L.P.

                                            By:  HMTF Bridge Partners, LLC, its
                                                 General Partner


                                            By:      /s/ David W. Knickel
                                               ---------------------------------
                                            Name:      David W. Knickel
                                            Title:     Vice President


                                            HMTF BRIDGE PARTNERS, LLC


                                            By:      /s/ David W. Knickel
                                               ---------------------------------
                                            Name:      David W. Knickel
                                            Title:     Vice President




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